ALLIANCE UTILITY INCOME FUND

ANNUAL REPORT
NOVEMBER 30, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

December 9, 1997

Dear Shareholder:

We are pleased to report to you on the investment performance and activities of the Alliance Utility Income Fund for the period ended November 30, 1997. Total returns for your Fund are listed in the table below. For comparison, we have also shown the performance of the New York Stock Exchange (NYSE) Utility Index and the S&P 500 Stock Index.

INVESTMENT RESULTS*
                            TOTAL RETURNS FOR THE PERIODS ENDED
                                      NOVEMBER 30, 1997
                                   6 MONTHS      12 MONTHS
                                  ---------      ---------
ALLIANCE UTILITY INCOME FUND
   Class A                           20.47%         23.10%
   Class B                           20.11          22.35
   Class C                           20.09          22.21

NYSE UTILITY INDEX                   17.17          22.59

S&P 500 STOCK INDEX                  13.54          28.50


* RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES CHARGED. THE NYSE AND S&P INDICES ARE UNMANAGED.

   THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIODS SHOWN AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF NOVEMBER 30, 1997. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.


PERFORMANCE REVIEW
For the six-month period ended November 30, 1997, your Fund outperformed both its benchmark index, the New York Stock Exchange Utilities Index, and the broad market as represented by the S&P 500 Index. Fund performance for the 12-month period essentially tracked that of the benchmark index, while it lagged that of the broader market.

Utility stocks, which generally pay greater-than-average rates of current income, tend to trail the market when periods of strong earnings growth translates into capital appreciation. This is what happened during most of the fiscal year, as the S&P 500 left the NYSE Utilities Index in the dust. In October, however, uncertainty arose over Asian economic growth, causing capital flight to U.S. businesses and stocks that are more insulated from slowing earnings growth. Hence, the NYSE Utilities Index rose strongly against the broader market in October and November, helping the Fund to outperform in the second part of the fiscal year.

Our performance relative to the NYSE Index relates primarily to our holdings in the electric sector. Electric companies lagged other utilities in the early part of the year, but surpassed them in the latter half. As we were overweighted in these stocks, our performance reflected that phenomenon.

INVESTMENT OUTLOOK
The stock market is navigating between a very strong domestic economy, in which interest rates threaten to rise to head off inflation, and a rapidly weakening situation in Asia. Equities are priced as though these two forces will balance, slowing the U.S. economy enough to keep interest rates low, but continuing to allow for decent earnings growth. This would extend the nearly perfect economic conditions of 1995, 1996 and the first half of 1997, which saw the S&P 500 increase by almost 120% from the end of 1994. If the balance tilts toward economic strength and rising interest rates, we would expect utility stocks to resume their underperformance relative to the broader market. If the economy slows to a greater extent than currently envisioned, however, utilities may continue to benefit from the same factors that have led to their recent strength.

Thank you for your interest and investment in the Alliance Utility Income Fund.

Sincerely,


John D. Carifa
Chairman and President


Paul Rissman
Senior Vice President


1



INVESTMENT OBJECTIVE AND POLICIES                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

Alliance Utilitiy Income Fund is an open-end, diversified investment portfolio that seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry. The Fund has the flexibility to purchase foreign as well as U.S. securities, and may hold up to 35% of its total assets in non-utility-related securities, such as U.S. Government securities, foreign government securities, and foreign and domestic corporate bonds.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    23.10%         17.87%
 . Since Inception*            10.47%          9.32%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    22.35%         18.35%
 . Since Inception*             9.70%          9.70%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                    22.21%         21.21%
 . Since Inception*             9.72%          9.72%

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception Class A and B:10/18/93, Class C: 10/27/93.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ALLIANCE UTILITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 11/30/97

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000

10/31/93     11/30/93     11/30/94     11/30/95     11/30/96     11/30/97

S&P 500 STOCKINDEX: $22,515
UTILITY INCOME FUND CLASS A: $14,436
NYSE UTILITY INDEX: $13,270


This chart illustrates the total value of an assumed $10,000 investment in Alliance Utility Income Fund Class A shares (from 10/31/93 to 11/30/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The NYSEUtility Index is an unmanaged index comprised of utility stocks traded on the New YorkStock Exchange.

When comparing Alliance Utuility Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Utility Income Fund
Standard &Poor's 500 Stock Index
NYSEUtility Index


*  Month-end nearest to Fund's inception date of 10/18/93.


3



TEN LARGEST HOLDINGS
NOVEMBER 30, 1997                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                   COUNTRY         VALUE     NET ASSETS
-------------------------------------------------------------------------------
New York State Electric & Gas Corp.    United States   $1,137,750       5.1%
American Electric Power, Inc.          United States    1,115,156       5.0
CMS Energy Corp.                       United States    1,015,875       4.5
CINergy Corp.                          United States    1,004,625       4.5
FPL Group, Inc.                        United States      984,500       4.4
AT&T Corp.                             United States      966,637       4.3
The Williams Cos., Inc. 3.50% pfd.     United States      941,250       4.2
NIPSCO Industries, Inc.                United States      936,250       4.2
Merrill Lynch "Cox" STRYPES            United States      870,000       3.9
TCI Communications, Inc. pfd.          United States      850,312       3.8
                                                       $9,822,355      43.9%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1997
_______________________________________________________________________________

                                                          SHARES OR PRINCIPAL
                                                        -----------------------
                                                                    HOLDINGS
PURCHASES                                 COUNTRY          BOUGHT   11/30/97
-------------------------------------------------------------------------------
Ameritech Corp.                        United States        6,600     6,600
Bell Atlantic Corp.                    United States        9,200     9,200
BellSouth Corp.                        United States       10,600    10,600
CINergy Corp.                          United States        6,900    28,200
CMS Energy Corp.                       United States        4,000    25,800


                                                                    HOLDINGS
SALES                                                       SOLD    11/30/97
-------------------------------------------------------------------------------
3Com Corp. 10.25%, 11/01/01            United States     $400,000        -0-
AirTouch Communications, Inc. Cl.C
  4.25% cv. pfd.                       United States        7,300    13,500
Baltimore Gas & Electric, Inc.         United States        9,800        -0-
Carolina Power & Light Co.             United States       14,900        -0-
DQE, Inc.                              United States       11,200        -0-


4



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.5%
UNITED STATES INVESTMENTS-88.7%
UTILITIES-68.0%
ELECTRIC & GAS UTILITY-49.3%
AGL Resources, Inc.                               9,700     $    190,363
Allegheny Energy, Inc.                           25,900          785,094
American Electric Power, Inc.                    22,500        1,115,156
CINergy Corp.                                    28,200        1,004,625
CMS Energy Corp.                                 25,800        1,015,875
DPL, Inc.                                        22,800          598,500
Edison International                             31,000          831,187
FPL Group, Inc.                                  17,600          984,500
KeySpan Energy Corp.                              7,300          243,181
MCN Corp.                                         7,400          282,587
New Jersey Resources Corp.                        7,000          243,688
New York State Electric & Gas Corp.              37,000        1,137,750
NIPSCO Industries, Inc.                          20,000          936,250
Northwest Natural Gas Co.                         8,400          235,200
Pacific Enterprises                               6,500          229,938
People's Energy Corp.                             5,700          208,763
Pinnacle West Capital Corp.                      20,100          775,106
Questar Corp.                                     5,500          215,531
                                                             ------------
                                                              11,033,294

TELEPHONE UTILITY-18.7%
Ameritech Corp.                                   6,600          508,613
AT&T Corp.                                       17,300          966,637
Bell Atlantic Corp.                               9,200          821,100
BellSouth Corp.                                  10,600          580,350
Frontier Corp.                                   10,000          245,000
Teleport Communications
Group, Inc. Cl.A (a)                             11,800          578,200
WorldCom, Inc. (a)                               15,000          480,000
                                                             ------------
                                                               4,179,900
                                                             ------------
                                                              15,213,194

CONSUMER SERVICES-6.8%
BROADCASTING & CABLE-3.7%
AirTouch Communications,
  Inc. Cl.C 4.25% cv. pfd.                       13,500          816,750

ENTERTAINMENT & LEISURE-3.1%
Cablevision Systems Corp.
  Series I 8.50% cv. pfd.                        20,000          702,500
                                                             ------------
                                                               1,519,250

ENERGY-5.3%
DOMESTIC PRODUCERS-5.3%
Williams Cos., Inc.
  3.50% pfd.                                      7,500          941,250
Washington Gas Light Co.                          8,900          238,631
                                                             ------------
                                                               1,179,881

FINANCE-3.9%
BROKERAGE & MONEY MANAGEMENT-3.9%
Merrill Lynch "Cox" STRYPES                      30,000          870,000

TECHNOLOGY-3.8%
COMMUNICATIONS EQUIPMENT-3.8%
TCI Communications, Inc. cv. pfd.                15,000          850,312

MULTI INDUSTRY COMPANIES-0.9%
Southwest Gas Corp.                              11,100          206,738
Total United States Investments
  (cost $15,522,957)                                          19,839,375


5



PORTFOLIO OF INVESTMENTS (CONTINUED)               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FOREIGN INVESTMENTS-5.8%
BRAZIL-1.4%
Telecomunicacoes Brasileras SA (ADR)              3,000     $    313,125

MEXICO-2.3%
Telefonos de Mexico SA Series L (ADR)            10,600          524,700

PHILIPPINES-1.7%
Philippine Long Distance Telephone Co.
  Series III 3.50% cv. pfd. (GDS)                 7,800          379,275

SOUTH KOREA-0.4%
Korea Electric Power ADR                          6,890           77,767
Total Foreign Investments
  (cost $1,208,895)                                            1,294,867
Total Common Stocks &Other Investments
  (cost $16,731,852)                                          21,134,242



                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
CORPORATE BOND-2.9%
International Cabletel, Inc. cv.
  7.25%, 4/15/05 (b)
  (cost $608,650)                                 $ 555      $   640,331

SHORT-TERM INVESTMENT-1.8%
American Express Co.
  5.46%, 12/01/97
  (amortized cost $400,000)                         400          400,000

TOTAL INVESTMENTS-99.2%
  (cost $17,740,502)                                          22,174,573
Other assets less liabilities-0.8%                               179,368

NET ASSETS-100%                                              $22,353,941


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, this security amounted to $640,331 or 2.9% of net assets.

     Glossary of Terms:
     ADR      -  American Depositary Receipt.
     GDS      -  Global Depositary Shares.
     STRYPES  -  Structured yield product exchangeable for stock.

See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $17,740,502)          $ 22,174,573
  Cash                                                                 182,375
  Receivable for capital stock sold                                     85,990
  Receivable from Adviser                                               71,481
  Dividends and interest receivable                                     57,827
  Deferred organization expenses                                        22,029
  Total assets                                                      22,594,275

LIABILITIES
  Payable for capital stock redeemed                                    69,540
  Distribution fee payable                                              15,412
  Accrued expenses                                                     155,382
  Total liabilities                                                    240,334

NET ASSETS                                                        $ 22,353,941

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      1,793
  Additional paid-in capital                                        16,966,508
  Undistributed net investment income                                  105,999
  Accumulated net realized gain on investments and
    foreign currency transactions                                      845,570
  Net unrealized appreciation of investments                         4,434,071
                                                                  $ 22,353,941

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($4,117,003/
    329,760 shares of capital stock issued and outstanding)             $12.48
  Sales charge--4.25% of public offering price                             .55
  Maximum offering price                                                $13.03

  CLASS B SHARES
  Net asset value and offering price per share ($14,782,109/
    1,186,710 shares of capital stock issued and outstanding)           $12.46

  CLASS C SHARES
  Net asset value and offering price per share ($3,412,604/
    273,560 shares of capital stock issued and outstanding)             $12.47

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($42,225/3,382 shares of capital stock issued
    and outstanding)                                                    $12.49


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997                       ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $1,811)   $  804,214
  Interest                                              107,860     $  912,074

EXPENSES
  Advisory fee                                          153,604
  Distribution fee - Class A                             11,010
  Distribution fee - Class B                            134,676
  Distribution fee - Class C                             33,051
  Administrative                                        126,464
  Custodian                                              94,130
  Registration                                           75,948
  Audit and legal                                        72,846
  Transfer agency                                        40,478
  Amortization of organization expenses                  37,800
  Printing                                               36,534
  Director's fees                                        26,000
  Miscellaneous                                           7,166
  Total expenses                                        849,707
  Less: expenses waived and assumed by
    the Adviser (Note B)                               (426,216)
  Net expenses                                                         423,491
  Net investment income                                                488,583

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                         859,573
  Net realized loss on foreign currency transactions                    (8,841)
  Net change in unrealized appreciation of:
    Investments                                                      2,856,277
    Foreign currency denominated assets and liabilities                  6,286
  Net gain on investments and foreign
    currency transactions                                            3,713,295

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $4,201,878


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   NOVEMBER 30,   NOVEMBER 30,
                                                       1997           1996
                                                   ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                            $    488,583   $    205,930
  Net realized gain on investments and foreign
    currency transactions                               850,732        750,010
  Net changes in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities       2,862,563        530,942
  Net increase in net assets from operations          4,201,878      1,486,882

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (111,424)      (131,703)
    Class B                                            (338,258)      (488,174)
    Class C                                             (82,571)      (150,651)
    Advisor Class                                        (1,240)            -0-
  Net realized gain on investments
    Class A                                             (39,294)            -0-
    Class B                                            (161,376)            -0-
    Class C                                             (40,093)            -0-
    Advisor Class                                          (394)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            (1,337,490)     2,312,181
  Total increase                                      2,089,738      3,028,535

NET ASSETS
  Beginning of year                                  20,264,203     17,235,668
  End of year (including undistributed net
    investment income of $105,999)                 $ 22,353,941   $ 20,264,203


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are beleived to reflect the fair value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $189,000 have been deferred and are being amortized on a straight-line basis through October, 1998.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of intererst recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations on foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premium and accretes discounts as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to reclassification of distributions resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed an annual basis of 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 1997, such reimbursement amounted to $426,216. The Adviser may terminate the voluntary waiver at any time.

Pursuant to the advisory agreement, the Fund paid $126,464 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $19,303 for the year ended November 30, 1997.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $707 from the sales of Class A shares and $20,323 and $1,261 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 1997.

Brokerage commissions paid on investments transactions for the year ended November 30, 1997, amounted to $21,809, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

reimbursed by the Fund in the amount of $1,400,456 and $456,135 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities), aggregated $7,321,811 and $8,811,659, respectively, for the year ended November 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 1997.

At November 30, 1997, the cost of investments for federal income tax purposes was $17,740,502. Accordingly, gross unrealized appreciation of investments was $4,693,207 and gross unrealized depreciation of investments was $259,136, resulting in net unrealized appreciation of $4,434,071.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                       NOV. 30,      NOV. 30,       NOV. 30,        NOV. 30,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,730,017       107,112    $ 18,036,414    $  1,085,933
Shares issued in
  reinvestment of
  dividends and
  distributions           10,445         5,811         111,231          58,387
Shares converted
  from Class B            30,673         8,864         341,346          88,508
Shares redeemed       (1,752,374)      (79,786)    (18,288,355)       (807,878)
Net increase              18,761        42,001    $    200,636    $    424,950

CLASS B
Shares sold              213,929       583,527    $  2,341,751    $  5,950,969
Shares issued in
  reinvestment of
  dividends and
  distributions           22,683        20,642         239,712         207,489
Shares converted
  to Class A             (30,725)       (8,872)       (341,346)        (88,508)
Shares redeemed         (301,747)     (390,151)     (3,266,806)     (3,946,622)
Net increase
  (decrease)             (95,860)      205,146    $ (1,026,689)   $  2,123,328

CLASS C
Shares sold               49,448       198,044    $    526,128    $  2,016,294
Shares issued in
  reinvestment of
  dividends and
  distributions            9,866        11,022         104,557         110,869
Shares redeemed         (104,622)     (232,815)     (1,144,329)     (2,394,921)
Net decrease             (45,308)      (23,749)   $   (513,644)   $   (267,758)


12



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED   OCT. 2,1996(A)   YEAR ENDED    OCT. 2,1996(A)
                       NOV. 30,          TO          NOV. 30,           TO
                         1997      NOV. 30, 1996      1997        NOV. 30, 1996
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold                  627         3,142    $      6,498    $     31,836
Shares issued in
  reinvestment of
  dividends and
  distributions              154            -0-          1,633              -0-
Shares redeemed             (524)          (17)         (5,924)           (175)
Net increase                 257         3,125    $      2,207    $     31,661


NOTE F: CONCENTRATION OF RISK
The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.


(a)  Commencement of distribution.


13


FINANCIAL HIGHLIGHTS                               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                                                OCTOBER 18,
                                                                                                  1993(A)
                                                          YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------  NOVEMBER 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.59       $10.22       $ 8.97       $ 9.92       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .32(c)       .18(c)       .27(c)       .42          .02
Net realized and unrealized gain (loss)
  on investment transactions                    2.04          .65         1.43         (.89)        (.10)
Net increase (decrease) in net asset
  value from operations                         2.36          .83         1.70         (.47)        (.08)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.34)        (.46)        (.45)        (.48)          -0-
Distributions from net realized gains           (.13)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.47)        (.46)        (.45)        (.48)          -0-
Net asset value, end of period                $12.48       $10.59       $10.22       $ 8.97       $ 9.92

TOTAL RETURN
Total investment return based on
  net asset value (d)                          23.10%        8.47%       19.58%       (4.86)%       (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $4,117       $3,294       $2,748       $1,068         $229
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.50%        1.50%        1.50%        1.50%        1.50%(e)
  Expenses, before waivers/reimbursements       3.55%        3.38%        4.86%       13.72%      145.63%(e)
  Net investment income, net
    of waivers/reimbursements                   2.89%        1.67%        2.48%        4.13%        2.35%(e)
Portfolio turnover rate                           37%          98%         162%          30%          11%
Average commission rate (f)                   $.0442       $.0536           --           --           --


See footnote summary on page 17.


14



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS B
                                            ----------------------------------------------------------------
                                                                                                OCTOBER 18,
                                                                                                  1993(A)
                                                          YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------  NOVEMBER 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.57       $10.20       $ 8.96       $ 9.91       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .25(c)       .10(c)       .18(c)       .37          .01
Net realized and unrealized gain (loss)
  on investment transactions                    2.04          .67         1.45         (.91)        (.10)
Net increase (decrease) in net asset
  value from operations                         2.29          .77         1.63         (.54)        (.09)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.40)        (.39)        (.41)          -0-
Distributions from net realized gains           (.13)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.40)        (.40)        (.39)        (.41)          -0-
Net asset value, end of period                $12.46       $10.57       $10.20       $ 8.96       $ 9.91

TOTAL RETURN
Total investment return based on
  net asset value (d)                          22.35%        7.82%       18.66%       (5.59)%       (.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $14,782      $13,561      $10,988       $2,353         $244
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%        2.20%        2.20%        2.20%        2.20%(e)
  Expenses, before waivers/reimbursements       4.28%        4.08%        5.34%       14.42%      133.62%(e)
  Net investment income, net
    of waivers/reimbursements                   2.27%         .95%        1.60%        3.53%        2.84%(e)
Portfolio turnover rate                           37%          98%         162%          30%          11%
Average commission rate (f)                   $.0442       $.0536           --           --           --


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                                OCTOBER 27,
                                                                                                  1993(G)
                                                          YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------  NOVEMBER 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $10.59       $10.22       $ 8.97       $ 9.92       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .25(c)       .11(c)       .18(c)       .39          .01
Net realized and unrealized gain (loss)
  on investment transactions                    2.03          .66         1.46         (.93)        (.09)
Net increase (decrease) in net asset
  value from operations                         2.28          .77         1.64         (.54)        (.08)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.40)        (.39)        (.41)          -0-
Distributions from net realized gains           (.13)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.40)        (.40)        (.39)        (.41)          -0-
Net asset value, end of period                $12.47       $10.59       $10.22       $ 8.97       $ 9.92

TOTAL RETURN
Total investment return based
  on net asset value (d)                       22.21%        7.81%       18.76%       (5.58)%       (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,413       $3,376       $3,500       $2,651          $18
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%        2.20%        2.20%        2.20%        2.20%(e)
  Expenses, before waivers/reimbursements       4.28%        4.07%        5.99%       14.42%      148.03%(e)
  Net investment income, net
    of waivers/reimbursements                   2.27%         .94%        1.88%        3.60%        3.08%(e)
Portfolio turnover rate                           37%          98%         162%          30%          11%
Average commisson rate (f)                    $.0442       $.0536           --           --           --


See footnote summary on page 17.


16



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                                  ---------------------------
                                                                  OCTOBER 2,
                                                                    1996(G)
                                                   YEAR ENDED         TO
                                                  NOVEMBER 30,   NOVEMBER 30,
                                                      1997           1996
                                                  ------------   ------------
Net asset value, beginning of period                 $10.59         $ 9.95

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                            .36            .03
Net realized and unrealized gain on
  investment transactions                              2.04            .61
Net increase in net asset value from operations        2.40            .64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   (.37)            -0-
Distributions from net realized gains                  (.13)            -0-
Total dividends and distributions                      (.50)            -0-
Net asset value, end of period                       $12.49         $10.59

TOTAL RETURN
Total investment return based on
  net asset value (d)                                 23.57%          6.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $42            $33
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements              1.20%          1.20%(e)
  Expenses, before waivers/reimbursements              3.29%          3.48%(e)
  Net investment income, net
    of waivers/reimbursements                          3.28%          4.02%(e)
Portfolio turnover rate                                  37%            98%
Average commisson rate                               $.0442         $.0536


(a)  Commencement of operations.

(b)  Net of fees waived and expenses reimbursed by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for period of less than one year is not annualized.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


17



REPORT OF INDEPENDENT ACCOUNTANTS                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE UTILITY INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Utility Income Fund, Inc. (the "Fund") at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
January 9, 1998


18



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
PAUL RISSMAN, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.

19

ALLIANCE UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

UIFAR